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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 24, 2001
                                   001-13836
                            (COMMISSION FILE NUMBER)

                            ------------------------

                            TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

                   BERMUDA                                    NOT APPLICABLE
       (Jurisdiction of Incorporation)            (I.R.S. Employer Identification Number)

  THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)
                                  414-292-8674
                        (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

    On March 15, 2001, Tyco International Ltd. ("Tyco"), a Bermuda company, filed a Form 8-K which included as an exhibit a press release issued March 13, 2001 announcing that its wholly-owned subsidiary, Tyco Acquisition XIX (NV) ("Acquiror"), a Nevada corporation, and The CIT Group, Inc., a Delaware corporation ("CIT"), have entered into an Agreement and Plan of Merger dated as of March 12, 2001 (the "Merger Agreement"), pursuant to which Tyco will acquire CIT through the merger of CIT with and into Acquiror. A special meeting of CIT stockholders took place on May 23, 2001 and the merger agreement was approved. The transaction will close upon receipt of the requisite regulatory approvals, which is expected to occur by June 1, 2001. Tyco intends to account for this acquisition as a purchase.

    This Form 8-K includes as an exhibit (i) Unaudited Condensed Consolidated Financial Statements of The CIT Group, Inc. and subsidiaries as of March 31, 2001 and December 31, 2000 and for the three months ended March 31, 2001 and 2000, as filed in CIT's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 and (ii) Tyco and CIT unaudited pro forma combined condensed financial information for the six months ended March 31, 2001, for the year ended September 30, 2000 and as of March 31, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C) EXHIBITS

       EXHIBIT
       NUMBER           TITLE
---------------------   -----
        99.1            Unaudited Condensed Consolidated Financial Statements of The
                        CIT Group, Inc. and subsidiaries as of March 31, 2001 and
                        December 31, 2000 and for the three months ended March 31,
                        2001 and 2000, as filed in CIT's Quarterly Report on
                        Form 10-Q for the quarter ended March 31, 2001.

        99.2            Tyco and CIT unaudited pro forma combined condensed
                        financial information for the six months ended March 31,
                        2001, for the year ended September 30, 2000 and as of March
                        31, 2001.
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                                       1
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                                       TYCO INTERNATIONAL LTD.

                                                       By:              /s/ MARK H. SWARTZ
                                                            -----------------------------------------
                                                                          Mark H. Swartz
                                                                   EXECUTIVE VICE PRESIDENT AND
                                                                     CHIEF FINANCIAL OFFICER
                                                               (PRINCIPAL FINANCIAL AND ACCOUNTING
                                                                             OFFICER)
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Date: May 24, 2001

                                       2
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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER
       -------
    99.1                Unaudited Condensed Consolidated Financial Statements of The
                        CIT Group, Inc. and subsidiaries as of March 31, 2001 and
                        December 31, 2000 and for the three months ended March 31,
                        2001 and 2000, as filed in CIT's Quarterly Report on
                        Form 10-Q for the quarter ended March 31, 2001.

    99.2                Tyco and CIT unaudited pro forma combined condensed
                        financial information for the six months ended March 31,
                        2001, for the year ended September 30, 2000 and as of March
                        31, 2001.
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